                                                                    EXHIBIT 24.1

                                                          TRANSOCEAN SEDCO FOREX
                                                                       FORMS S-8

                          TRANSOCEAN SEDCO FOREX INC.

                               Power of Attorney
                               -----------------


          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands corporation (the "Company"), intends to file with the U.S. Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder,
(i) a post-effective amendment on Form S-8 to the Company's registration statement on Form S-4 filed October 26, 1999 for the registration of ordinary shares issuable to Sedco Forex employees pursuant to options to be granted such employees in connection with the Company's merger with Sedco Forex Holdings Limited, such options to be granted under the Sedco Forex Employees Option Plan,
(ii) a registration statement on Form S-8 for the registration of 7,000,000 additional ordinary shares issuable under the Company's Long-Term Incentive Plan, and (iii) a registration statement on Form S-8 for the registration of 500,000 additional ordinary shares issuable under the Company's Employee Stock Purchase Plan, together in each case with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Forms S-8");

          NOW, THEREFORE, the undersigned, in his capacity as Chairman of the Board of the Company, does hereby appoint Eric B. Brown, Nicolas J. Evanoff, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as Chairman of the Board of the Company, the Forms S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 10th day of January, 2000.



                                           /s/ Victor E. Grijalva
                                           -------------------------
                                           Victor E. Grijalva

                                                          TRANSOCEAN SEDCO FOREX
                                                                       FORMS S-8

                          TRANSOCEAN SEDCO FOREX INC.

                               Power of Attorney
                               -----------------


          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands corporation (the "Company"), intends to file with the U.S. Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder,
(i) a post-effective amendment on Form S-8 to the Company's registration statement on Form S-4 filed October 26, 1999 for the registration of ordinary shares issuable to Sedco Forex employees pursuant to options to be granted such employees in connection with the Company's merger with Sedco Forex Holdings Limited, such options to be granted under the Sedco Forex Employees Option Plan,
(ii) a registration statement on Form S-8 for the registration of 7,000,000 additional ordinary shares issuable under the Company's Long-Term Incentive Plan, and (iii) a registration statement on Form S-8 for the registration of 500,000 additional ordinary shares issuable under the Company's Employee Stock Purchase Plan, together in each case with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Forms S-8");

          NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Eric B. Brown, Nicolas J. Evanoff, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Forms S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 10th day of January, 2000.



                                               /s/ Richard D. Kinder
                                               ---------------------------
                                               Richard D. Kinder

                                                          TRANSOCEAN SEDCO FOREX
                                                                       FORMS S-8

                          TRANSOCEAN SEDCO FOREX INC.

                               Power of Attorney
                               -----------------


          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands corporation (the "Company"), intends to file with the U.S. Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder,
(i) a post-effective amendment on Form S-8 to the Company's registration statement on Form S-4 filed October 26, 1999 for the registration of ordinary shares issuable to Sedco Forex employees pursuant to options to be granted such employees in connection with the Company's merger with Sedco Forex Holdings Limited, such options to be granted under the Sedco Forex Employees Option Plan,
(ii) a registration statement on Form S-8 for the registration of 7,000,000 additional ordinary shares issuable under the Company's Long-Term Incentive Plan, and (iii) a registration statement on Form S-8 for the registration of 500,000 additional ordinary shares issuable under the Company's Employee Stock Purchase Plan, together in each case with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Forms S-8");

          NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Eric B. Brown, Nicolas J. Evanoff, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Forms S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 10th day of January, 2000.


                                                  /s/ Ronald L. Kuehn, Jr.
                                                  ---------------------------
                                                  Ronald L. Kuehn, Jr.

                                                          TRANSOCEAN SEDCO FOREX
                                                                       FORMS S-8

                          TRANSOCEAN SEDCO FOREX INC.

                               Power of Attorney
                               -----------------


          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands corporation (the "Company"), intends to file with the U.S. Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder,
(i) a post-effective amendment on Form S-8 to the Company's registration statement on Form S-4 filed October 26, 1999 for the registration of ordinary shares issuable to Sedco Forex employees pursuant to options to be granted such employees in connection with the Company's merger with Sedco Forex Holdings Limited, such options to be granted under the Sedco Forex Employees Option Plan,
(ii) a registration statement on Form S-8 for the registration of 7,000,000 additional ordinary shares issuable under the Company's Long-Term Incentive Plan, and (iii) a registration statement on Form S-8 for the registration of 500,000 additional ordinary shares issuable under the Company's Employee Stock Purchase Plan, together in each case with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Forms S-8");

          NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Eric B. Brown, Nicolas J. Evanoff, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Forms S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 10th day of January, 2000.


                                                 /s/ Martin B. McNamara
                                                 -------------------------
                                                 Martin B. McNamara

                                                          TRANSOCEAN SEDCO FOREX
                                                                       FORMS S-8

                          TRANSOCEAN SEDCO FOREX INC.

                               Power of Attorney
                               -----------------


          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands corporation (the "Company"), intends to file with the U.S. Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder,
(i) a post-effective amendment on Form S-8 to the Company's registration statement on Form S-4 filed October 26, 1999 for the registration of ordinary shares issuable to Sedco Forex employees pursuant to options to be granted such employees in connection with the Company's merger with Sedco Forex Holdings Limited, such options to be granted under the Sedco Forex Employees Option Plan,
(ii) a registration statement on Form S-8 for the registration of 7,000,000 additional ordinary shares issuable under the Company's Long-Term Incentive Plan, and (iii) a registration statement on Form S-8 for the registration of 500,000 additional ordinary shares issuable under the Company's Employee Stock Purchase Plan, together in each case with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Forms S-8");

          NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Eric B. Brown, Nicolas J. Evanoff, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Forms S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 10th day of January, 2000.


                                            /s/ Alain Roger
                                            -----------------
                                            Alain Roger

                                                          TRANSOCEAN SEDCO FOREX
                                                                       FORMS S-8

                          TRANSOCEAN SEDCO FOREX INC.

                               Power of Attorney
                               -----------------


          WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands corporation (the "Company"), intends to file with the U.S. Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder,
(i) a post-effective amendment on Form S-8 to the Company's registration statement on Form S-4 filed October 26, 1999 for the registration of ordinary shares issuable to Sedco Forex employees pursuant to options to be granted such employees in connection with the Company's merger with Sedco Forex Holdings Limited, such options to be granted under the Sedco Forex Employees Option Plan,
(ii) a registration statement on Form S-8 for the registration of 7,000,000 additional ordinary shares issuable under the Company's Long-Term Incentive Plan, and (iii) a registration statement on Form S-8 for the registration of 500,000 additional ordinary shares issuable under the Company's Employee Stock Purchase Plan, together in each case with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Forms S-8");

          NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Eric B. Brown, Nicolas J. Evanoff, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Forms S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 10th day of January, 2000.



                                             /s/ Ian C. Strachan
                                             --------------------------
                                             Ian C. Strachan